Exhibit 10.9

PLACEMENT AGENCY AGREEMENT

Dawson James Securities, Inc.

1 North Federal Highway

Boca Raton, Florida 33432

January 27, 2020

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between Sigma Labs, Inc., a Nevada corporation (the “Company”) and Dawson James Securities, Inc. (“Dawson” or the “Placement Agent”) pursuant to which Dawson shall serve as the exclusive placement agent (the “Services”) for the Company, on a best efforts basis, in connection with the proposed private offer and placement (the “Offering”) by the Company of its Securities (as defined Section 3 of this Agreement). The Company and Dawson hereby mutually agree to the terms of the Offering and the Securities, and nothing in this Agreement may be construed to suggest that Dawson would have the power or authority to bind the Company or an obligation for the Company to issue any Securities or complete the Offering. The Company expressly acknowledges and agrees that Dawson’s obligations hereunder are on a reasonable “best efforts basis” only and that the execution of this Agreement does not constitute a commitment by Dawson to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Dawson placing the Securities.

1. Appointment of Dawson James Securities, Inc. as Exclusive Placement Agent.

On the basis of the representations, warranties, covenants and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby appoints the Placement Agent as its exclusive placement agent in connection with a distribution of its Securities to be offered and sold by the Company in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act, and Dawson agrees to act as the Company’s exclusive Placement Agent. Pursuant to this appointment, the Placement Agent will solicit offers for the purchase of or attempt to place all or part of the Securities of the Company in the proposed Offering. Until the final closing or earlier upon termination of this Agreement or expiration of the Exclusive Term pursuant to Section 5 hereof, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Securities other than through the Placement Agent. The Company acknowledges that the Placement Agent will act as an agent of the Company and use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in the Subscription Documents (as defined in Section 3). The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Securities has been solicited by the Placement Agent, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, the Placement Agent shall act solely as an agent of the Company. The Placement Agent’s services provided pursuant to this Agreement shall be on an “agency” basis and not on a “principal” basis.

The Placement Agent will solicit offers for the purchase of the Securities in the Offering at such times and in such amounts as the Placement Agent deems advisable and will communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by the Placement Agent as an agent of the Company. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering and may pay any sub-agent a solicitation fee with respect to any Securities placed by it. The Company and Placement Agent shall negotiate the timing and terms of the Offering and acknowledge that the Offering and the provision of Placement Agent services related to the Offering are subject to market conditions and the receipt of all required related clearances and approvals.

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2. Fees and Expenses; Tail.

In connection with the Placement Agent services described above, the Company shall pay to Dawson the following compensation:

A. Placement Agent’s Fee. As compensation for services rendered: (i) the Company shall pay to the Placement Agent in cash or by wire transfer in immediately available funds to an account or accounts designated by the Placement Agent an amount (the “Placement Fee”) equal to 8.0% of the aggregate gross proceeds received by the Company from the sale of the Securities at the closing on or about the date hereof (the “Closing” and the date on which the Closing occurs, the “Closing Date”), as well as from any exercise through June 30, 2020 of warrants to purchase preferred stock to be issued on the Closing Date. In the event that proceeds from any such exercise of the foregoing warrants to purchase preferred stock are received by the Company, the Company shall remit the Placement Fee with respect to the same to the Placement Agent within two trading days of the Company’s receipt of such proceeds.

B. Placement Agent Warrants. As additional compensation for the services rendered by the Placement Agent, the Company shall issue to the Placement Agent on the Closing Date warrants (the “Placement Agent Warrants”) to purchase a number of shares of common stock equal to 8% of the aggregate number of shares issuable upon conversion of the convertible preferred stock issued in the Offering on the Closing Date. In addition, in the event that any warrants to purchase preferred stock that are issued on the Closing Date are exercised on or before June 30, 2020, the Company shall issue to the Placement Agent within two trading days of the exercise of those warrants to purchase preferred stock (the “Newly Issued Preferred Stock”) additional placement agent warrants (the “Additional Warrants”) to purchase an additional number of shares of common stock equal to 8% of the number of shares of common stock that would be issuable upon conversion of the Newly Issued Preferred Stock at the initial conversion price set forth in the Series D Preferred Stock Certificate of Designations (i.e., $1.00), and without the application of any price protection provisions set forth in the Series D Preferred Stock Certificate of Designations. The Placement Agent Warrants and any Additional Warrants issued will be in a form reasonably acceptable to the Placement Agent. For purposes of clarity, the form of placement agent warrant previously utilized by the Company and the Placement Agent shall be deemed “reasonable” for these purposes, subject to certain reasonable adjustments (e.g., taking into account the provisions of this Section 2(b), the inability of the Company to reserve a sufficient number of shares of common stock underlying the warrants until shareholder approval of an increase in the Company’s authorized shares of common stock is obtained, etc.). The Placement Agent Warrants and any Additional Warrants issued will be exercisable six months following the date of their issuance at a price per share of Common Stock of $1.13; and will contain traditional anti-dilution protection (for stock dividends and splits and recapitalizations), a cashless exercise feature, and shall have a term of five years from the date they become exercisable. The warrants shall not provide for “price protection” nor shall they contain registration rights.

C. Offering Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (a) all filing fees and expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Placement Agent may reasonably designate (including, without limitation, all filing and registration fees, and reasonable fees and disbursements of “blue sky” counsel, which will be the Company’s counsel); (b) the fees and expenses of the Company’s legal counsel and other agents and representatives; and (c) the Placement Agent’s legal and diligence expenses, up to an aggregate amount of $25,000. The Company agrees to wire to Placement Agent such $25,000 amount upon the Closing; provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Placement Agent for up to $25,000.

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D. Tail; Right of First Refusal. The Placement Agent shall be entitled to all fees per this section with respect to any public or private offering or other financing or capital-raising transaction of any kind other than pursuant to the Subscription Documents (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom the Placement Agent had introduced to the Company and who conducted discussions with the Company, if such Tail Financing is consummated at any time during a period of nine (9) months from the Closing. If the Closing occurs, the Company grants the Placement Agent the right of first refusal (“ROFR”) (i) to act as the lead placement agent, for any and all future equity, equity-linked or debt (excluding commercial bank debt) private offerings of the Company, or any successor to or any subsidiary of the Company, through December 30, 2020, and (ii) beginning May 3, 2020, to act as the lead managing underwriter or book runner, or as lead placement agent, for any and all future equity, equity-linked or debt public offerings of the Company, or any successor to or any subsidiary of the Company through the close of business on December 30, 2020 (excluding commercial bank debt and securities purchased by strategic investors engaged in business with the Company). The Placement Agent shall have the sole right to determine whether or not any other broker dealer shall have the right to participate in any such offering and, with the mutual agreement of the Company, the economic terms of any such participation.

3. Description of the Offering.

The Securities to be offered directly to one or more investors (each, an “Investor” or “Purchaser” and, collectively, the “Investors” or the “Purchasers”) in the Offering shall be preferred stock, warrants and/or common stock of the Company, $.001 par value, (the “Common Stock” or the “Securities”). The Company will offer the Securities on a “best efforts” basis. The Securities Purchase Agreements, all ancillary agreements and documents and all exhibits attached thereto to be entered into on or about the date hereof (collectively, the foregoing are referred to as the “Subscription Documents”). If the Company shall default in its obligations to deliver Securities to Purchasers whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company under this Agreement.

4. Delivery and Payment; Closing.

Investors purchasing Securities shall by check or wire transfer pay for such Securities as set forth in the Subscription Documents. The Closing shall occur at such place as shall be agreed upon by the Placement Agent and the Company. In the absence of an agreement to the contrary, each Closing shall take place at the offices of Schiff Hardin LLP, 901 K Street, NW, Suite 700, Washington, DC 20001. Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Schiff Hardin, LLP, 901 K Street, NW, Suite 700, Washington, DC 20001 on the Closing Date. All actions taken at a Closing shall be deemed to have occurred simultaneously.

5. Term and Termination of Agreement.

The term of this Agreement will commence upon the execution of this Agreement and will terminate at the earlier of the Closing of the Offering or 11:59 p.m. (New York Time) on July 31, 2020, unless extended by mutual consent of the parties (the “Exclusive Term”). Notwithstanding anything to the contrary contained herein, any provision in this Agreement concerning or relating to confidentiality, indemnification, contribution, advancement, the Company’s representations and warranties and the Company’s obligations to pay fees and reimburse expenses will survive any expiration or termination of this Agreement. If any condition specified in Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that those portions of this Agreement specified in Section 19 shall at all times be effective and shall survive such termination. Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Placement Agent their actual and accountable out-of-pocket expenses related to the transactions contemplated herein, in an amount not exceeding $25,000, then due and payable and upon demand the Company shall pay the full amount thereof to the Placement Agent; and provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. The Company will issue a press release acceptable to the Placement Agent announcing the Closing of the Offering and identifying Dawson as the sole placement agent in the offering.

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6. Permitted Acts.

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent, its officers, directors, employees, agents, associated persons and any individual or entity “controlling,” controlled by,” or “under common control” with the Placement Agent (as those terms are defined in Rule 405 under the Securities Act) to conduct its business including without limitation the ability to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

7. Representations, Warranties and Covenants of the Company.

As of the date and time of the execution of this Agreement and each Closing Date, the Company represents, warrants and covenants to the Placement Agent that:

A. Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Placement Agent, if necessary, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

B. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

C. No Integrated Offering. None of the Company or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions. None of the Company, its affiliates, nor any person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

D. Regulation D Compliance. None of the Company or the Company’s directors, executive officers or, to the Company’s knowledge, its affiliates is a “bad actor” as defined in Rule 506(d) of the Securities Act.

E. Independent Accountants. To the knowledge of the Company, the Company’s independent auditor (the “Auditor”), is an independent registered public accounting firm as required by the Securities Act and the regulations thereunder (“Securities Act Regulations”) and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included in the Subscription Documents, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

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F. Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Subscription Documents, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP). Except as disclosed in the Subscription Documents, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company (other than (i) grants under any stock compensation plan and (ii) shares of common stock issued upon exercise or conversion of option, warrants or convertible securities described in the Subscription Documents), and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt. “Material Adverse Change” means a material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company.

G. Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Subscription Documents the duly authorized, issued and outstanding capitalization as set forth therein. Except as set forth in, or contemplated by, the Subscription Documents or the Company’s filings with the SEC (the “SEC Reports”), on the Closing Date there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

H. Valid Issuance of Securities, etc.

i.	Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

ii.	Securities Sold Pursuant to this Agreement. The Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.

I. Validity and Binding Effect of Agreements. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

J. No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Articles of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company (as the same may be amended or restated from time to time, the “Bylaws”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or business (each, a “Governmental Entity”), as of the date hereof, except in the cases of clauses (i) and (iii) for such breaches, conflicts or violations which would not reasonably be expected to have a Material Adverse Change.

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K. Regulatory. Except as described in the SEC Reports or as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, the Company: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any notice of adverse finding, warning letter, or other similar correspondence or notice from any other Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, or other notice or action relating to the alleged lack of safety of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

L. No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter or Bylaws, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity applicable to the Company.

M. Corporate Power; Licenses; Consents.

i.	Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Subscription Documents.

ii.	Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, except for any notice filings that may be required under applicable securities law and except as otherwise disclosed in the Subscription Documents.

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N. Litigation; Governmental Proceedings. There is no material action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director.

O. Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

P. Insurance. The Company carries or is entitled to the benefits of insurance, with, to the Company’s knowledge, reputable insurers, and in such amounts and covering such risks which the Company believes are reasonably adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

Q. Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders.

R. Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

S. Compliance with OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

T. Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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U. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

V. No Labor Disputes. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

W. Intellectual Property Rights. To the Company’s knowledge, the Company has, or can acquire on reasonable terms, ownership of and/or license to, or otherwise has the right to use, all inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), patents and patent rights trademarks, service marks and trade names, copyrights, (collectively “Intellectual Property”) material to carrying on its businesses as described in the SEC Reports or Subscription Documents. The Company has not received any correspondence relating to any Intellectual Property, including notice of: (A) infringement or misappropriation of, or conflict with, any Intellectual Property of a third party; (B) asserted rights of others with respect to any Intellectual Property of the Company; (C) assertions that any Intellectual Property of the Company is invalid or otherwise inadequate to protect the interest of the Company, that in each case (if the subject of any unfavorable decision, ruling or finding), individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Change. There are no third parties who have been able to establish any material rights to any Intellectual Property, except for the retained rights of the owners or licensors of any Intellectual Property that is licensed to the Company. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the validity, enforceability or scope of any Intellectual Property of the Company or (B) challenging the Company’s rights in or to any Intellectual Property or (C) that the Company materially infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property or other proprietary rights of others. All patents issued in the name of, or assigned to, the Company, and all patent applications made by or on behalf of the Company (collectively, the “Company Patents”) have been duly and properly filed. The Company is not aware of any material information that was required to be disclosed to the United States Patent and Trademark Office (the “PTO”) but that was not disclosed to the PTO with respect to any issued Company Patent, or that is required to be disclosed and has not yet been disclosed in any pending application in the Company Patents and that would preclude the grant of a patent on such application. To the Company’s knowledge, the Company is the sole owner of the Company Patents.

X. Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company, except for such exceptions as would not be expected, individually or in the aggregate, to have a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements included in the Subscription Documents are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Placement Agents, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

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Y. Employee Benefit Laws. To the extent applicable, the operations of the Company are and have been conducted at all times in material compliance with the Employee Retirement Income Security Act of 1974, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Employee Benefit Laws”). No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Employee Benefit Laws is pending or, to the knowledge of the Company, threatened.

Z. Compliance with Laws. Except as disclosed in the SEC Reports, the Company: (A) is and at all times has been in compliance with all Applicable Laws, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any correspondence from any Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

AA. Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of the Securities or any such other securities under the Securities Act.

8. Conditions of the Obligations of the Placement Agent.

The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 7 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

A. Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Placement Agent promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Placement Agent on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “blue sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investors.

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B. Officers’ Certificates.

i.	Officers’ Certificate. The Company shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chief Executive Officer, as provided under the Subscription Documents.

ii.	Secretary’s Certificate. At of the Closing Date the Placement Agent shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date, certifying: (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; and (iii) the good standing of the Company and its subsidiaries. The documents referred to in such certificate shall be attached to such certificate.

C. No Material Changes. Since the date of the Subscription Documents, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

D. Additional Documents. At the Closing Date, Placement Agent Counsel shall have been furnished with such documents and certificates letter from the Company’s counsel allowing the Placement Agent to rely on the opinions issued to the Investors in the Offering; a letter from the Company allowing the Placement Agent to rely on all representations and warranties of the Company set forth in the Subscription Documents; such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent Counsel.

9. Indemnification and Contribution; Procedures.

A. Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling such Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Subscription Documents (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any term sheets or “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 9, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or to file for an exemption from such requirement or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information provided to the Company in writing specifically for use in an application or in the Subscription Documents (the “Placement Agent’s Information”) or unless such Liabilities are determined by a final order of a court of appropriate jurisdiction to have resulted solely from the gross negligence or willful misconduct of the person or persons seeking indemnification for such Liabilities. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Agreement.

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B. Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 9 or otherwise to such Indemnified Person unless such failure to notify the Company materially and adversely affects the Company’s ability to defend such action. The Company shall, if requested by the Placement Agent, assume the defense of any such action (including the employment of counsel designated by the Placement Agent and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ separate counsel designated by the Placement Agent for the benefit of the Placement Agent and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel designated by the Placement Agent and engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel. In either case described in clause (i) or (ii) of the preceding sentence in which the Indemnified Persons employ separate counsel, the Company shall not be obligated to provide reimbursement for the fees and expenses of more than one law firm. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore).

C. Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its executive officers and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all Liabilities, but only with respect to (a) untrue statements or omissions, or alleged untrue statements or omissions made in the Subscription Documents or any amendment or supplement thereto, in reliance upon, and in strict conformity with, the Placement Agent’s Information, or (b) Liabilities that are determined by a final order of a court of appropriate jurisdiction to have resulted solely from the gross negligence or willful misconduct of the Placement Agent. In case any action shall be brought against the Company or any other person so indemnified based on the Subscription Documents or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 9.B. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its executive officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Subscription Documents.

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D. Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions actually received by the Placement Agent pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (D). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the commissions paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

E. Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted exclusively from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

F. Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 9 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

10. Limitation of Dawson’s Liability to the Company.

Dawson and the Company further agree that neither Dawson nor any of its affiliates or any of their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract or tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Dawson and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Dawson.

11. Limitation of Engagement to the Company.

The Company acknowledges that Dawson has been retained only by the Company, that Dawson is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of Dawson is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Dawson or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents. Unless otherwise expressly agreed in writing by Dawson, no one other than the Company is authorized to rely upon any statement or conduct of Dawson in connection with this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Dawson to the Company in connection with Dawson’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Dawson shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Dawson. The Company agrees that it will perform and comply with the covenants and other obligations set forth in any purchase agreement and related transaction documents between the Company and the Investors in the Offering, if any, and that Dawson will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in any such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to Dawson by the Company, provided that no such representations, warranties, agreements and covenants shall in any way limit or modify the representations, warranties, agreements and covenants set forth in this Agreement.

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12. Amendments and Waivers.

No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

13. Confidentiality.

In the event of the consummation or public announcement of any Offering, Dawson shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. Dawson agrees not to use any confidential information concerning the Company provided to Dawson by the Company for any purposes other than those contemplated under this Agreement.

14. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

15. Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16. Severability.

In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

17. Use of Information.

The Company will furnish Dawson such written information as Dawson reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, Dawson will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that Dawson does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by Dawson in connection with the provision of its services.

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18. Absence of Fiduciary Relationship.

The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as Placement Agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company.

19. Survival Of Indemnities, Representations, Warranties, Etc.

The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 5, the payment, reimbursement, indemnity, contribution and advancement agreements contained in Sections 2, 5, 9, and 10, respectively, and the Company’s covenants, representations, and warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of any Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities. The Company and Placement Agent agree to notify each other of the commencement of any Proceeding against either of them promptly, and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities.

20. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York.

21. Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or faxed and confirmed to the parties hereto as follows:

If to the Company:

Sigma Labs, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Attention: Chief Executive Officer

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If to the Placement Agent:

Dawson James Securities, Inc.

1 North Federal Highway – 5th Floor

Boca Raton, FL 33432

Attention: Chief Executive Officer

Any party hereto may change the address for receipt of communications by giving written notice to the others.

22. Miscellaneous.

This Agreement shall not be modified or amended except in writing signed by Dawson and the Company. This Agreement shall be binding upon and inure to the benefit of both Dawson and the Company and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of Dawson and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

23. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 hereof, and to their respective successors, and personal representative, and, except as set forth in Section 9 of this Agreement, no other person will have any right or obligation hereunder or be considered a third-party beneficiary hereunder.

24. Partial Unenforceability.

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

25. General Provisions.

The Company acknowledges that in connection with the Offering of the Securities the Placement Agent: (i) has acted at arms-length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) owes the Company only those duties and obligations set forth in this Agreement and (iii) may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering.

[Balance of the Page Intentionally Left Blank]

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In acknowledgment that the foregoing correctly sets forth the understanding reached by Dawson and the Company, and intending to be legally bound, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date executed.

Very truly yours,

SIGMA LABS, INC.

By:	/s/ John Rice
Name:	John Rice
Title:	Chief Executive Officer

Agreed and accepted as of the date first above written.

DAWSON JAMES SECURITIES, INC.

By:	/s/ Robert D. Keyser
Name:	Robert D. Keyser, Jr.
Title:	Chief Executive Officer

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